Exhibit 4.1

CERTIFICATE OF INCORPORATION

OF

HEIDRICK AND STRUGGLES INTERNATIONAL, INC.

* * * * *

FIRST. The name of the corporation is HEIDRICK AND STRUGGLES INTERNATIONAL, INC.

SECOND. The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD. The nature of the business or purposes to be conducted or promoted is:

To operate, conduct and manage a management counseling service for counseling, advising and consulting of every kind and description.

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH. The total number of shares of Common stock which the corporation shall have authority to issue is one thousand (1,000) and the par value of each of such shares is One Hundred Dollars ($100.00) amounting in the aggregate to One Hundred Thousand Dollars ($100,000.00).

FIFTH. The name and mailing address of each incorporator is as follows:

NAME	MAILING ADDRESS
B. J. Consono	100 West Tenth Street Wilmington, Delaware

F. J. Obara, Jr.	100 West Tenth Street Wilmington, Delaware

A. D. Grier	100 West Tenth Street Wilmington, Delaware

SIXTH. The corporation is to have perpetual existence.

SEVENTH. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized:

To make, alter or repeal the by-laws of the corporation.

To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

To set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

By a majority of the whole board, to designate one or more committees, each committee to consist of two or more of the directors of the corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution or in the by-laws of the corporation, shall have and may exercise the powers of the board of directors in the management of the business and

2

affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; provided, however, the by-laws may provide that in the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member.

When and as authorized by the affirmative vote of the holders of a majority of the stock issued and outstanding having voting power given at a stockholders’ meeting duly called upon such notice as is required by statute, or when authorized by the written consent of the holders of a majority of the voting stock issued and outstanding, to sell, lease or exchange all or substantially all of the property and assets of the corporation, including its good will and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property including shares of stock in, and/or other securities of, any other corporation or corporations, as its board of directors shall deem expedient and for the best interests of the corporation.

EIGHTH. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this corporation under the

3

provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

NINTH. Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

4

TENTH. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 9th day of May, 1968.

/s/ B. J. Consono

/s/ F. J. Obara, Jr.

/s/ A. D. Grier

5

STATE OF DELAWARE	) )	ss:
COUNTY OF NEW CASTLE	)

BE IT REMEMBERED that on this 9th day of May, 1968, personally came before me, a Notary Public for the State of Delaware, B. J. Consono, F. J. Obara, Jr. and A. D. Grier, all of the parties to the foregoing certificate of incorporation, known to me personally to be such, and severally acknowledged the said certificate to be the act and deed of the signers respectively and that the facts stated therein are true.

GIVEN under my hand and seal of office the day and year aforesaid.

8 4 0 2 5 7 0 1 4 7

RESTATED CERTIFICATE OF INCORPORATION

OF

HEIDRICK AND STRUGGLES INTERNATIONAL, INC.

HEIDRICK AND STRUGGLES INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1. The name of the corporation is HEIDRICK AND STRUGGLES INTERNATIONAL, INC.

The date of filing its original Certificate of Incorporation with the Secretary of State was May 9, 1968.

2. This Restated Certificate of Incorporation restates, integrates and further amends the Certificate of Incorporation of this corporation by (a) changing the authorized capital of the corporation from one thousand (1,000) shares of Common Stock having a par value of $100.00 per share to forty thousand (40,000) shares of Class A Common Stock without par value and forty thousand (40,000) shares of Class B Common stock without par value, (b) converting each share of outstanding Common Stock held of record by a registered holder other than Heidrick and Struggles, Inc. into ninety-eight (98) shares of Class A Common Stock and each share of outstanding Common Stock held of record by Heidrick and Struggles, Inc. into ninety-eight (98) shares of Class B Common Stock, (c) establishing the respective voting rights of the holders of the Class A Common Stock and the holders of the Class B Common Stock, and (d) adopting appropriate provisions with respect to the indemnification of directors, officers and others.

3. The text of the Certificate of Incorporation is hereby amended to read as herein set forth in full:

FIRST. The name of the corporation is HEIDRICK AND STRUGGLES INTERNATIONAL, INC.

SECOND. The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD. The nature of the business or purposes to be conducted or promoted is:

To operate, conduct and manage a management counseling service for counseling, advising and consulting of every kind and description. To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH. The total number of shares of all classes of capital stock which the corporation shall have authority to issue is eighty thousand (80,000) shares, which are divided into two classes as follows:

40,000 shares of Class A Common Stock, without par value;

40,000 shares of Class B Common Stock, without par value.

The holders of Class A and Class B Common Stock shall be entitled to one (1) vote for each share held by them on all matters submitted to the vote of stockholders, except that the holders of the shares of Class A Common Stock and the holders of the shares of the class B Common Stock, voting together, shall have the right to elect that number of the total number of the corporation’s directors in excess of two (2) (the directors so elected being known as Class A directors), and the holders of the shares of Class B Common Stock, voting separately, shall have the right to elect the remaining two (2) directors (the two directors so elected being known as Class B directors). At all elections of directors, the holders of the shares of Class A Common Stock and the holders of the shares of Class B Common Stock shall vote in the election of Class A directors, and only the holders of the shares of Class B Common stock shall vote in the election of Class B directors.

Except as provided in the preceding paragraph and in paragraph (c) of Section SIXTH hereof, the preferences and rights and the qualifications, limitations and restrictions of the Class A Common Stock and the Class B common Stock shall be the same.

Each share of Common Stock of the corporation issued, outstanding and held of record by a holder or holders other than Heidrick and Struggles, Inc., a Delaware corporation, shall be converted automatically by virtue of this Restated Certificate of Incorporation into ninety-eight (98) shares of Class A Common Stock of the corporation, and each share of Common Stock of the corporation issued, outstanding and held of record by Heidrick and Struggles, Inc. shall be converted automatically by virtue of this Restated Certificate of Incorporation into ninety-eight (98) shares of Class B Common Stock of the corporation.

The capital in respect of the shares of common Stock issued, outstanding and converted by virtue of this Restated Certificate of Incorporation into shares of Class A Common Stock without par value and Class B Common Stock without par value (being $40,000 in amount) shall be the stated capital in respect of such shares of Class A Common Stock and Class B Common Stock.

FIFTH. The corporation is to have perpetual existence.

SIXTH. (a) The number of directors shall be such number not less than four (4) as determined in accordance with the By-laws of the corporation. In case of vacancies in the Class A directors, the holders of the shares of Class A Common Stock and the holders of the shares of the Class B Common Stock, voting together, may elect directors to fill such vacancies; in the case of vacancies in the Class B directors, only the holders of the shares of Class B Common Stock may elect directors to fill such vacancies.

(b) Each and every act and decision of the Board of Directors of the corporation (other than the authorized acts or decisions of a committee designated pursuant to paragraph (c) below by the Board in accordance herewith) shall require either the written consent of all members of the Board of Directors as provided in the By-Laws or the concurrence of not less than (i) a majority of the Class A directors and (ii) one Class B director, such concurrence to be determined by vote of the directors with respect to such matter.

(c) In furtherance and not in limitation of the powers concerred by statute, the Board of Directors is expressly authorized:

Except as provided in the By-Laws, to make, alter, amend or repeal the By-Laws of the corporation. To authorize and cause to be executed mortgages and liens upon the real and personal property of the corporation.

To set apart out of any funds of the corporation available for dividends, a reserve or reserves for any proper purposes, and to abolish any such reserve in the manner in which it was created.

By resolution or resolutions adopted by the Board, to designate one or more committees, each committee to consist of two or more of the directors of the corporation, which to the extent provided in said resolution or resolutions, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the corporation, and may have power to authorize the seal of the corporation to be affixed on all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

When and as authorized by the affirmative vote of the holders of a majority of each of the Class A Common Stock issued and outstanding and the Class B Common Stock issued and outstanding, voting separately, at a stockholders’ meeting duly called for that purpose, or when authorized by the written consent of the holders of a majority of the Class A Common Stock issued and outstanding, and the written consent of the holders of a majority of the Class B Common Stock issued and outstanding, to sell, lease or exchange all property of the corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may be in whole or in part shares of stock in, and/or other securities of, any other corporation or corporations, as the Board of Directors shall deem expedient and for the best interests of the corporation.

SEVENTH. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the corporation.

Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation in consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

EIGHTH. With respect to the indemnification of directors, officers and others:

(a) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

(b) The corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c) To the extent that a director, officer, employee or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b), or in defense of any claims, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under subparagraphs (a) or (b) (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subparagraphs (a) and (b). Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized by the board of directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this Section EIGHTH.

(f) The indemnification provided by this Section EIGHTH shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(g) The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Section EIGHTH.

NINTH. The corporation reserves the right to amend, alter, change, or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute; and all rights conferred upon stockholders herein are granted subject to this reservation.

4. This Restated Certificate of Incorporation was duly adopted by written consent of the stockholders in accordance with the applicable provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, and written notice of the adoption of this Restated Certificate of Incorporation has been given as provided by Section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

IN WITNESS WHEREOF, said HEIDRICK AND STRUGGLES INTERNATIONAL, INC. has caused this Certificate to be signed by David R. Peasback, its Chairman, and attested by R. D. Nelson, its Secretary, this 6th day of September, 1984.

HEIDRICK AND STRUGGLES INTERNATIONAL, INC.

By:	/s/ David R. Peasback
Chairman

THE CORPORATION TRUST COMPANY

DATE SUBMITTED August 9, 1989

Pursuant to counsel’s instructions, submitted for filing by:	739221020

The Corporation Trust Company	FILE DATE August 9, 1989
T. L. Ford/jyk

TIME 10 A. M.

FILER’S NO. 00010

NAME OF COMPANY	HEIDRICK AND STRUGGLES INTERNATIONAL, INC.

		FILE NUMBER	06777-23

TYPE OF DOCUMENT	Certificate of Amendment	SECTION NO.	242 B

CHANGES NAME	Closed /Invoiced

CHANGES AGENT/OFFICE	AUG 14 1989

STOCKS

TO$

FRANCHISE TAX $

		Filing Fee Tax	$ 250.00

	AUG 9, 1989	Receiving and Indexing	$

		NO. 2 Certified Copies	$

	Division of Corporations	No. PAGES (If prepared by the Division of Corp. )	$

OTHER			$

OTHER			$

		TOTAL	$

TODAY APPROVAL

RETURN TO DOVER OFFICE

NY 455A-15M-1/88

139221020

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

*  *  *  *  *

HEIDRICK AND STRUGGLES INTERNATIONAL, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation adopted a resolution proposing and declaring advisable the following amendment to the Restated Certificate of Incorporation of said corporation:

RESOLVED, that the Restated Certificate of Incorporation of the corporation be amended, by which amendment the first paragraph of Section FOURTH of the Restated Certificate of Incorporation be amended to read in full as follows:

“The total number of shares of all classes of capital stock which the corporation shall have authority to issue is One Hundred Eighty Thousand (180,000) shares, which are divided into two classes as follows:

90,000 shares of Class A common stock, without par value;

90,000 shares of Class B common stock, without par value.”

SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

#341.89

IN WITNESS WHEREOF, said Heidrick and Struggles International, Inc. has caused this certificate to be signed by R. E. Gerevas, its Chairman of the Board of Directors, and attested by R. D. Nelson, its Secretary, this 24th day of July, 1989.

HEIDRICK AND STRUGGLES INTERNATIONAL, INC.

By:	/s/ Ronald E. Gerevas
Chairman of the Board of Directors

ATTEST:

By:	/s/ R. D. Nelson
Secretary

#341.89

STATE OF DELAWARE SECRETARY OF STATE
DIVISION OF CORPORATIONS FILED 04:00 PM 11/07/1990 720311118 - 677723

720311118

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

* * * * *

HEIDRICK AND STRUGGLES INTERNATIONAL, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation adopted a resolution proposing and declaring advisable the following amendment to the Restated Certificate of Incorporation of said corporation:

RESOLVED, that the Board of Directors of Heidrick and Struggles International, Inc. hereby proposes, declares advisable, and recommends to the stockholders the following amendment to the Restated Certificate of Incorporation:

The first sentence of Section FOURTH is hereby amended to read in full as follows:

“The total number of shares of all classes of capital stock which the corporation shall have authority to issue is Three Hundred Thousand (300,000) shares, which are divided into two classes as follows:

150,000 shares of Class A common stock, without par value;

150,000 shares of Class B common stock, without par value.”

SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

#560.90S

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Heidrick and Struggles International, Inc. has caused this certificate to be signed by G. Clery-Melin, its President, and attested by R. D. Nelson, its Secretary, this 23rd day of October, 1990.

Heidrick and Struggles International, Inc.

By:	/s/ G. Clery-Melin
President

ATTEST:

By:	/s/ R. D. Nelson
Secretary

#560.90S

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 02: 15 PM 12/23/1992 732358032 - 677723

CERTIFICATE OF AMENDMENT

OF

RESTATED CERTIFICATE OF INCORPORATION

* * * * *

HEIDRICK AND STRUGGLES INTERNATIONAL, INC., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

FIRST: That the Board of Directors of said corporation, at a meeting duly held, adopted a resolution proposing and declaring advisable the following amendment to the Restated Certificate of Incorporation of said corporation:

RESOLVED, that the Restated Certificate of Incorporation of Heidrick and Struggles International, Inc. be amended by changing the first sentence of the FIRST Article thereof so that, as amended, said first sentence of the FIRST Article shall be and read as follows:

“The name of the corporation is

Heidrick & Struggles International, Inc.”

SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

#770. 91O

DEC-23-1992	12:50	FROM C T CORPORATION SYSTEM	TO DOVER FILINGS	P.03

IN WITNESS WHEREOF, said Heidrick and Struggles International, Inc. has caused this certificate to be signed by Gerard Clery-Melin, its President, and attested by Richard D. Nelson, its Secretary, this 22nd day of December, 1992.

HEIDRICK AND STRUGGLES, INTERNATIONAL, INC.

By:	/s/ Gerard Clery-Melin
Gerard Clery-Melin, President

ATTEST:

By:	/s/ Richard D. Nelson
Richard D. Nelson, Secretary

#770. 91O

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 02:00 PM 02/26/1999 991077245 – 0677723

CERTIFICATE OF MERGER

OF

H&S TRANSITION, INC.

INTO

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

UNDER SECTION 251 OF THE

GENERAL CORPORATION LAW OF

THE STATE OF DELAWARE

Pursuant to Section 251(c) of the General Corporation Law of the State of Delaware, Heidrick & Struggles International, Inc., a Delaware corporation (the “Corporation”), hereby certifies the following information relating to the merger of H&S Transition, Inc. (f/k/a “Heidrick & Struggles, Inc.”), a Delaware corporation (“H&S Transition, Inc.”), with and into the Corporation (the “Merger”):

FIRST: The names of the constituent corporations in the Merger (the “Constituent Corporations”) and their states of incorporation are as follows:

Name	State
Heidrick & Struggles International, Inc.	Delaware
H&S Transition, Inc.	Delaware

SECOND: The Agreement and Plan of Merger, dated as of February 12, 1999 (the “Merger Agreement”) between H&S Transition, Inc. and the Corporation, setting forth the terms and conditions of the Merger, has been approved, adopted, certified, executed and acknowledged by each of the Constituent corporations in accordance with the provisions of Section 251 of the General Corporation Law of the State of Delaware.

041930-0002-02801-992PC8VJ-CRT

THIRD: The surviving corporation in the Merger is the Corporation (the “Surviving Corporation”).

FOURTH: The Amended and Restated Certificate of Incorporation of the Corporation shall be amended in its entirety to read as set forth on Annex I hereto, and as such shall be the Amended and Restated Certificate of Incorporation of the Surviving Corporation.

FIFTH: The executed Merger Agreement is on file at the principal place of business of the Surviving Corporation, 233 S. Wacker Drive, Suite 4200, Chicago, Illinois 60606-6303.

SIXTH: A copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of either of the Constituent Corporations.

041930-0002-02801-992PC8VJ-CRT

2

IN WITNESS WHEREOF, this Certificate of Merger has been executed on the 26th day of February 1999.

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

By	/s/ Richard D. Nelson
Richard D. Nelson Secretary

Annex I

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

HEIDRICK & STRUGGLES INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. The name of the corporation is Heidrick & Struggles International, Inc. The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 9, 1968 under the name Heidrick and Struggles International, Inc. A Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 13, 1984 under the name Heidrick and Struggles International, Inc. Certificates of Amendment to the Restated Certificate of Incorporation were filed on August 9, 1989 and on November 7, 1990 respectively. A Certificate of Amendment to the Restated Certificate of Incorporation was filed on December 23, 1992 changing the name of the Corporation to Heidrick & Struggles International, Inc.

2. This Amended and Restated Certificate of Incorporation has been duly adopted by the Board of Directors and by written consent of the stockholders in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware and amends and restates the provisions of the existing Restated Certificate of Incorporation.

3. Upon the filing of this Amended and Restated Certificate of Incorporation, (i) each issued and outstanding share of Class A Common Stock, without par value, of the Corporation (the “Old Shares”), shall immediately, and without any action on the part of the holder thereof, be converted into one share of Common Stock, par value $.01 per share, of the Corporation (“Common Stock”) and (ii) each issued and outstanding share of Class B Common Stock, without par value, of the Corporation shall immediately be cancelled without payment therefor.

The certificates formerly representing the Old Shares shall represent such number of shares of Common Stock into which the Old Shares shall have been converted.

4. The text of the Restated Certificate of Incorporation as amended heretofore is hereby amended and restated to read in its entirety as follows:

“FIRST: The name of the corporation is Heidrick & Struggles International, Inc.

SECOND: The registered office of the corporation in the State of Delaware is located at No. 1209 Orange Street, in the City of Wilmington, County of New Castle; and the name of its registered agent at such address is The Corporation Trust Company.

THIRD: The purposes of the corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

041930-0002-03501-992PLGKU-ART

FOURTH: (1) The total number of shares of all classes of stock which the corporation shall have authority to issue is 1,000,000, consisting of 250,000 shares of Preferred Stock, par value $.01 per share (“Preferred Stock”), and 750,000 shares of Common Stock, par value $.01 per share (“Common Stock”). The number of authorized shares of any of the Preferred Stock or the Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware (or any successor provision thereto), and no vote of the holders of any of the Preferred Stock or the Common Stock voting separately as a class shall be required therefor.

(2) The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

(3) The Board of Directors is hereby expressly authorized, by resolution or resolutions, to issue, without a vote or any other action of the stockholders, any or all authorized shares of stock of the Corporation, securities convertible into or exchangeable for any authorized shares of stock of the Corporation and warrants, options or rights to purchase, subscribe for or otherwise acquire shares of stock of the Corporation for any such consideration and on such terms as the Board of Directors in its discretion lawfully may determine.

(4) (a) Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the General Corporation Law of the State of Delaware.

(b) Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to such series).

041930-0002-03501-992PLGKU-ART

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(c) Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board of Directors in its discretion shall determine.

(d) Upon the dissolution, liquidation or winding up of the corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the corporation upon such dissolution, liquidation or winding up of the corporation, the holders of the Common Stock, as such, shall be entitled to receive the assets of the corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

FIFTH: The Board of Directors shall be authorized to make, amend, alter, change, add to or repeal the By-Laws of the corporation in any manner not inconsistent with the laws of the State of Delaware, subject to the power of the stockholders to amend, alter, change, add to or repeal the By-Laws made by the Board of Directors. Notwithstanding anything contained in this Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 75 percent in voting power of all the shares of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required in order for the stockholders to alter, amend or repeal any provision of the By-Laws which is to the same effect as Section 3 of Article Fourth, Article Fifth and Article Seventh of this Amended and Restated Certificate of Incorporation or to adopt any provision inconsistent therewith.

SIXTH: (1) To the fullest extent permitted by the laws of the State of Delaware:

(a) The corporation shall indemnify any person (and such person’s heirs, executors or administrators) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (brought in the right of the corporation or otherwise), whether civil, criminal, administrative or investigative, and whether formal or informal, including appeals, by reason of the fact that such person is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise, for and against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or such heirs, executors or administrators in connection with such action, suit or proceeding, including appeals. Notwithstanding the preceding sentence, the corporation shall be required to indemnify a person described in such sentence in connection with any action, suit or proceeding (or part thereof) commenced by such person only if the commencement of such

041930-0002-0::801-992PLCKU-ART

3

action, suit or proceeding (or part thereof) by such person was authorized by the Board of Directors of the corporation. The corporation shall indemnify any person (and such person’s heirs, executors or administrators) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (brought in the right of the corporation or otherwise), whether civil, criminal, administrative or investigative, and whether formal or informal, including appeals, by reason of the fact that such person is or was an employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise, for and against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or such heirs, executors or administrators in connection with such action, suit or proceeding, including appeals.

(b) The corporation shall promptly pay expenses incurred by any person described in the first sentence of subsection (a) of this Article Sixth, Section (1) in defending any action, suit or proceeding in advance of the final disposition of such action, suit or proceeding, including appeals, upon presentation of appropriate documentation.

(c) The corporation may purchase and maintain insurance on behalf of any person described in subsection (a) of this Article Sixth, Section (1) against any liability asserted against such person, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article Sixth, Section (1) or otherwise.

(d) The Corporation is expressly authorized to enter into agreements with any person providing for indemnification greater or different than that provided by this Amended and Restated Certificate of Incorporation.

(e) The provisions of this Article Sixth, Section (1) shall be applicable to all actions, claims, suits or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after its adoption. The provisions of this Article Sixth, Section (1) shall be deemed to be a contract between the corporation and each director or officer who serves in such capacity at any time while this Article Sixth, Section (1) and the relevant provisions of the laws of the State of Delaware and other applicable law, if any, are in effect, and any repeal or modification hereof shall not affect any rights or obligations then existing with respect to any state of facts or any action, suit or proceeding then or theretofore existing, or any action, suit or proceeding thereafter brought or threatened based in whole or in part on any such state of facts. If any provision of this Article Sixth, Section (1) shall be found to be invalid or limited in application by reason of any law or regulation, it shall not affect the validity of the remaining provisions hereof. The rights of indemnification provided in this Article Sixth, Section (1) shall neither be exclusive of, nor be deemed in limitation of, any rights to which an officer, director, employee or agent may otherwise be entitled or permitted by contract, this Amended and Restated Certificate of Incorporation, vote of stockholders or directors or otherwise, or as a matter of law, both as to actions in such person’s official capacity and actions in any other capacity while holding such office, it being the policy of the corporation that indemnification of any person whom

041930-0002-02801-992PLCKU-ART

4

the corporation is obligated to indemnify pursuant to the first sentence of subsection (a) of this Article Sixth, Section (1) shall be made to the fullest extent permitted by law, as the same exists or may in the future be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment.)

(f) For purposes of this Article Sixth, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries.

(2) A director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for paying a dividend or approving a stock repurchase or redemption in violation of Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit and except to the extent such exemption from liability or limitation thereof is net permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

SEVENTH: (1) The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors consisting of not less than eight and not more than fifteen directors, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the total number of Directors that the Corporation would have if there are no vacancies on the Board of Directors. The directors shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. Class I directors shall be originally elected for a term expiring at the succeeding annual meeting of stockholders, Class II directors shall be originally elected for a term expiring at the second succeeding annual meeting of stockholders, and Class III directors shall be originally elected for a term expiring at the third succeeding annual meeting of stockholders. At each succeeding annual meeting of stockholders following 1999, successors to the class of directors whose term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a newly created directorship resulting from an increase in such

041930-0002-02801-992PLCKU-ART

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class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any newly created directorship on the Board of Directors that results from an increase in the number of directors shall, subject to the rights of holders of any shares of Preferred Stock, be filled only by a majority of the directors then in office, provided that a quorum is present. Any other vacancy may, subject to the rights of holders of any shares of Preferred Stock, be filled only by a majority of the Directors, although less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. Directors may be removed only for cause, and only by the affirmative vote of at least 75 percent in voting power of all shares of the corporation entitled to vote generally in the election of directors, voting as a single class.

(2) Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock issued by the corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, filling of vacancies and other features of such directorships shall be governed by the terms of this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article Seventh unless expressly provided by such terms.

(3) The Board of Directors is hereby expressly authorized to consider the interests of clients and other customers, creditors, employees and other constituencies of the Corporation and its subsidiaries and the effect upon communities in which the Corporation and its subsidiaries do business, in evaluating proposed corporate transactions.

EIGHTH: Notwithstanding anything contained in this Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 75 percent in voting power of all the shares of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Section 3 of Article Fourth, Article Fifth, Article Seventh or this Article Eighth or to adopt any provision inconsistent therewith.”

041930-0002-02801-992PLCKU-ART

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STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 09:00 AM 04/27/1999 991165814 – 0677723

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

HEIDRICK & STRUGGLES INTERNATIONAL, INC., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1. The name of the corporation is Heidrick & Struggles International, Inc. The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 9, 1968 under the name Heidrick and Struggles International, Inc. A Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 13, 1984 under the name Heidrick and Struggles International, Inc. Certificates of Amendment to the Restated Certificate of Incorporation were filed on August 9, 1989 and on November 7, 1990 respectively. A Certificate of Amendment to the Restated Certificate of Incorporation was filed on December 23, 1992 changing the name of the Corporation to Heidrick & Struggles International, Inc. An Amended and Restated Certificate of Incorporation (the “Existing Amended and Restated Certificate of Incorporation”) was filed with the Secretary of State of the State of Delaware on February 26, 1999 under the Corporation’s name.

2. This Amended and Restated Certificate of Incorporation has been duly adopted by the Board of Directors and by written consent of the stockholders in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware and amends and restates the provisions of the Existing Amended and Restated Certificate of Incorporation.

3. The text of the Existing Amended and Restated Certificate of Incorporation as amended heretofore is hereby amended and restated to read in its entirety as follows:

“FIRST: The name of the corporation is Heidrick & Struggles International, Inc.

SECOND: The registered office of the corporation in the State of Delaware is located at No. 1209 Orange Street, in the City of Wilmington, County of New Castle; and the name of its registered agent at such address is The Corporation Trust Company.

THIRD: The purposes of the corporation are to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: (1) The total number of shares of all classes of stock which the corporation shall have authority to issue is 110,000,000, consisting of 10,000,000 shares of Preferred Stock, par value $.01 per share (“Preferred Stock”), and 100,000,000 shares of Common Stock, par value $.01 per share (“Common Stock”). The number of authorized shares of any of the Preferred Stock or the Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority in voting power of the stock of the corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware (or any successor provision thereto), and no vote of the holders of any of the Preferred Stock or the Common Stock voting separately as a class shall be required therefor.

(2) The Board of Directors is hereby expressly authorized, by resolution or resolutions, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

(3) The Board of Directors is hereby expressly authorized, by resolution or resolutions, to issue, without a vote or any other action of the stockholders, any or all authorized shares of stock of the Corporation, securities convertible into or exchangeable for any authorized shares of stock of the Corporation and warrants, options or rights to purchase, subscribe for or otherwise acquire shares of stock of the Corporation for any such consideration and on such terms as the Board of Directors in its discretion lawfully may determine.

(4) (a) Each holder of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the General Corporation Law of the State of Delaware.

(b) Except as otherwise required by law, holders of a series of Preferred Stock, as such, shall be entitled only to such voting rights, if any, as shall expressly be granted thereto by this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to such series).

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(c) Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the payment of dividends, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board of Directors in its discretion shall determine.

(d) Upon the dissolution, liquidation or winding up of the corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference over or the right to participate with the Common Stock with respect to the distribution of assets of the corporation upon such dissolution, liquidation or winding up of the corporation, the holders of the Common Stock, as such, shall be entitled to receive the assets of the corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

FIFTH: The Board of Directors shall be authorized to make, amend, alter, change, add to or repeal the By-Laws of the corporation in any manner not inconsistent with the laws of the State of Delaware, subject to the power of the stockholders to amend, alter, change, add to or repeal the By-Laws made by the Board of Directors. Notwithstanding anything contained in this Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 75 percent in voting power of all the shares of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required in order for the stockholders to alter, amend or repeal any provision of the By-Laws which is to the same effect as Section 3 of Article Fourth, Article Fifth, Article Seventh and Article Eighth of this Amended and Restated Certificate of Incorporation or to adopt any provision inconsistent therewith.

SIXTH: (1) To the fullest extent permitted by the laws of the State of Delaware:

(a) The corporation shall indemnify any person (and such person’s heirs, executors or administrators) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (brought in the right of the corporation or otherwise), whether civil, criminal, administrative or investigative, and whether formal or informal, including appeals, by reason of the fact that such person is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise, for and against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or such heirs, executors or administrators in connection with such action, suit or proceeding, including appeals. Notwithstanding the preceding sentence, the corporation shall be required to indemnify a person described in such sentence in connection with any action, suit or proceeding (or part thereof) commenced by such person only if the commencement of such action, suit or proceeding (or part thereof) by such

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person was authorized by the Board of Directors of the corporation. The corporation shall indemnify any person (and such person’s heirs, executors or administrators) who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (brought in the right of the corporation or otherwise), whether civil, criminal, administrative or investigative, and whether formal or informal, including appeals, by reason of the fact that such person is or was an employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust, limited liability company or other enterprise, for and against all expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or such heirs, executors or administrators in connection with such action, suit or proceeding, including appeals.

(b) The corporation shall promptly pay expenses incurred by any person described in the first sentence of subsection (a) of this Article Sixth, Section (1) in defending any action, suit or proceeding in advance of the final disposition of such action, suit or proceeding, including appeals, upon presentation of appropriate documentation.

(c) The corporation may purchase and maintain insurance on behalf of any person described in subsection (a) of this Article Sixth, Section (1) against any liability asserted against such person, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of this Article Sixth, Section (1) or otherwise.

(d) The Corporation is expressly authorized to enter into agreements with any person providing for indemnification greater or different than that provided by this Amended and Restated Certificate of Incorporation.

(e) The provisions of this Article Sixth, Section (1) shall be applicable to all actions, claims, suits or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after its adoption. The provisions of this Article Sixth, Section (1) shall be deemed to be a contract between the corporation and each director or officer who serves in such capacity at any time while this Article Sixth, Section (1) and the relevant provisions of the laws of the State of Delaware and other applicable law, if any, are in effect, and any repeal or modification hereof shall not affect any rights or obligations then existing with respect to any state of facts or any action, suit or proceeding then or theretofore existing, or any action, suit or proceeding thereafter brought or threatened based in whole or in part on any such state of facts. If any provision of this Article Sixth, Section (1) shall be found to be invalid or limited in application by reason of any law or regulation, it shall not affect the validity of the remaining provisions hereof. The rights of indemnification provided in this Article Sixth, Section (1) shall neither be exclusive of, nor be deemed in limitation of, any rights to which an officer, director, employee or agent may otherwise be entitled or permitted by contract, this Amended and Restated Certificate of Incorporation, vote of stockholders or

4

directors or otherwise, or as a matter of law, both as to actions in such person’s official capacity and actions in any other capacity while holding such office, it being the policy of the corporation that indemnification of any person whom the corporation is obligated to indemnify pursuant to the first sentence of subsection (a) of this Article Sixth, Section (1) shall be made to the fullest extent permitted by law, as the same exists or may in the future be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment.)

(f) For purposes of this Article Sixth, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants, or beneficiaries.

(2) A director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for paying a dividend or approving a stock repurchase or redemption in violation of Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit and except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

SEVENTH: (1) The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors consisting of not less than eight and not more than fifteen directors, the exact number of directors to be determined from time to time by resolution adopted by affirmative vote of a majority of the total number of Directors that the Corporation would have if there are no vacancies on the Board of Directors. The directors shall be divided into three classes designated Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board of Directors. Class I directors shall be originally elected for a term expiring at the succeeding annual meeting of stockholders, Class II directors shall be originally elected for a term expiring at the second succeeding annual meeting of stockholders, and Class III directors shall be originally elected for a term expiring at the third succeeding annual meeting of stockholders. At each succeeding annual meeting of stockholders following 1999, successors to the class of directors whose

5

term expires at that annual meeting shall be elected for a term expiring at the third succeeding annual meeting. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a newly created directorship resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case shall a decrease in the number of directors remove or shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any newly created directorship on the Board of Directors that results from an increase in the number of directors shall, subject to the rights of holders of any shares of Preferred Stock, be filled only by a majority of the directors then in office, provided that a quorum is present. Any other vacancy may, subject to the rights of holders of any shares of Preferred Stock, be filled only by a majority of the Directors, although less than a quorum, or by a sole remaining director. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. Directors may be removed only for cause, and only by the affirmative vote of at least 75 percent in voting power of all shares of the corporation entitled to vote generally in the election of directors, voting as a single class.

(2) Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock issued by the corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, filling of vacancies and other features of such directorships shall be governed by the terms of this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article Seventh unless expressly provided by such terms.

(3) The Board of Directors is hereby expressly authorized to consider the interests of clients and other customers, creditors, employees and other constituencies of the Corporation and its subsidiaries and the effect upon communities in which the Corporation and its subsidiaries do business, in evaluating proposed corporate transactions.

EIGHTH: Subject to the rights of any holders of Preferred Stock to elect additional directors under specified circumstances, any action required or permitted to be taken by the holders of the Common Stock of the corporation must be effected at a duty called annual or special meeting of such holders and may not be effected by any consent in writing by such holders. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of stockholders of the corporation may be called only by the Chairman of the Board, if there be one, or the President of the corporation, at the request of the Board of Directors pursuant to a resolution approved by the Board of Directors. The By-Laws of the Corporation may establish procedures regulating the submission by stockholders of nominations and proposals for consideration at meetings of stockholders of the Corporation.

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NINTH: Notwithstanding anything contained in this Amended and Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 75 percent in voting power of all the shares of the corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal Section 3 of Article Fourth, Article Fifth, Article Seventh, Article Eighth or this Article Ninth or to adopt any provision inconsistent therewith.”

Heidrick & Struggles International, Inc. does hereby further certify that this Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors and by majority written consent of the stockholders in accordance with the provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware.

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IN WITNESS WHEREOF, HEIDRICK & STRUGGLES INTERNATIONAL, INC. has caused its corporate seal to be hereunto affixed and this certificate to be signed by Richard D. Nelson, its Secretary this 27th day of April, 1999.

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

By:	/s/ Richard D. Nelson
Name: Richard D. Nelson
Title: Secretary

8

State of Delaware Secretary of State Division of Corporations Delivered 12:02 PM 05/15/2014 FILED 10:41 AM 05/15/2014 SRV 140635133 - 0677723 FILE

STATE OF DELAWARE

CERTIFICATE OF CHANGE OF REGISTERED AGENT

AND/OR REGISTERED OFFICE

The corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:

1. The name of the corporation is HEIDRICK & STRUGGLES INTERNATIONAL, INC.

2. The Registered Office of the corporation in the State of Delaware is changed to 2711 Centerville Road, Suite 400 (street), in the City of Wilmington, DE, County of New Castle Zip Code 19808. The name of the Registered Agent at such address upon whom process against this Corporation may be served is Corporation Service Company.

3. The foregoing change to the registered office/agent was adopted by a resolution of the Board of Directors of the corporation.

By:	/s/ Dona Priebe
Authorized Officer

Name:	Dona Priebe, Vice President
Print or Type

State of Delaware Secretary of State Division of Corporations Delivered 12:25 PM 06/11/2015 FILED 12:13 PM 06/11/2015 SRV 150909227 - 0677723 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Heidrick & Struggles International, Inc.                      resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered

“Seventh                                         ” so that, as amended, said Article shall be and read as follows:

See attached Exhibit A.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 11th day of June, 2015.

By:	/s/ Cynthia A. Lance
Authorized Officer

Title:	SVP, Deputy General Counsel

Name:	Cynthia A. Lance
Print or Type

Exhibit A

SEVENTH: (1) The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors consisting of not less than eight and not more than fifteen directors, the exact number of directors to be determined from time to time by a resolution adopted by an affirmative vote of a majority of the total number of directors that the Corporation would have if there were no vacancies on the Board of Directors. Beginning at the annual meeting of stockholders in 2016, the entire Board of Directors will be subject to election at each annual meeting of stockholders, and all directors shall be elected annually for one-year terms expiring at the next succeeding annual meeting of stockholders. A director shall hold office until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office. Any newly created directorship on the Board of Directors that results from an increase in the number of directors shall, subject to the rights of holders of any shares of Preferred Stock, be filled only by a majority of the directors then in office, provided that a quorum is present. Any other vacancy may, subject to the rights of holders of any shares of Preferred Stock, be filled only by a majority of the directors, although less than a quorum, or by a sole remaining director. Any director appointed to fill a vacancy or a newly created directorship shall hold office until the next annual meeting of stockholders, and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

(2) Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock issued by the corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, filling of vacancies and other features of such directorships shall be governed by the terms of this Amended and Restated Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) applicable thereto.